Exhibit n(1)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Part B of Amendment No. 1 to Registration Statement
No. 811-10171 on Form N-2 of our report dated October 22, 2001 appearing in the August 31, 2001 Annual
Report of Merrill Lynch Senior Floating Rate Fund II, Inc.

/s/ Deloitte & Touche LLP New York, New York December 17, 2001